Exhibit 10.26

DIAMONDROCK HOSPITALITY COMPANY

10400 FERNWOOD ROAD, SUITE 300

BETHESDA, MARYLAND 20817

May 6, 2005

VIA FACSIMILE & CERTIFIED MAIL

BCM/CHI Cayman Islands, Inc.

c/o Blackacre Capital Management, LLC

299 Park Avenue

New York, New York 10171

Attn: Ronald Kravit

BCM/CHI LAX Owner, LLC

c/o Blackacre Capital Management, LLC

299 Park Avenue

New York, New York 10171

Attn: Ronald Kravit

BCM/CHI Alpharetta Owner, LLC

c/o Blackacre Capital Management, LLC

299 Park Avenue

New York, New York 10171

Attn: Ronald Kravit

BCM/CHI Worthington Owner, L.P.

c/o Blackacre Capital Management, LLC

299 Park Avenue

New York, New York 10171

Attn: Ronald Kravit

Blackacre Capital Management

299 Park Avenue

New York, New York 10171

Attn: Peter Locke

First American Title Insurance Company

1800 K Street, Suite 200 K

Washington, DC 20006

Attn: Brian Lobuts

Re: Sale of Los Angeles Airport Marriott, Renaissance Worthington Hotel, Frenchman’s Reef & Morning Star Marriott Beach Resort and Atlanta Marriott Alpharetta (collectively, the “Properties”)

Gentlemen:

Reference is made to (i) that certain Purchase and Sale Agreement, dated as of May 3, 2005, among BCM/CHI LAX Owner, LLC, BCM/CHI LAX Tenant, Inc. (collectively, the “LAX Sellers”) and DiamondRock Hospitality Company (“Purchaser”) (the “LAX Agreement”), (ii) that certain Purchase and Sale Agreement, dated as of May 3, 2005, among BCM/CHI Alpharetta Owner, LLC, BCM/CHI Alpharetta Tenant, Inc. (collectively, the “Alpharetta Sellers”) and Purchaser (the “Alpharetta Agreement”), (iii) that certain Purchase and Sale Agreement, dated as of May 3, 2005, among BCM/CHI Worthington Owner, L.P., BCM/CHI Worthington Tenant, Inc. (collectively, the “Worthington Sellers”) and Purchaser (the “Worthington Agreement”, and together with the LAX Agreement and the Alpharetta Agreement, the “Asset Agreements”) and (iv) that certain Purchase and Sale Agreement among BCM/CHI Cayman Islands, Inc., BCM/CHI Frenchman’s Reef, Inc. (collectively, the “Frenchman’s Sellers”, and together with the LAX Sellers, the Alpharetta Sellers and the Worthington Sellers, the “Sellers”) and Purchaser (the “Frenchman’s Agreement,” and together with the Asset Agreements, the “Agreements”). Reference also is made to that certain Downpayment Escrow Agreement dated as of March 21, 2005 (the “Escrow Agreement”) by and among Blackacre Capital Management (“BCM”), Purchaser and First American Title Insurance Company (“Title Company”). All defined terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreements.

I. Amendments to Agreements: Sellers and Purchaser hereby agree to amend Agreements as follows:

a) Purchaser hereby acknowledges and agrees that the Due Diligence Period under each of the Agreement has expired. Accordingly, Purchaser acknowledges and agrees that it has waived its right, pursuant to Section 2.3(g) of each of the Asset Agreements and Section 11(f) of the Frenchman’s Agreement, to terminate each of the Agreements.

b) In the penultimate sentence of (i) Section 2.3(g) to each of the Asset Agreements and (ii) Section 11(a) of the Frenchman’s Agreement, the phrase “and the Earnest Money shall be non-refundable” hereby is deleted in its entirety and replaced with the phrase “and one-half (1/2) of the Earnest Money shall be non-refundable.”

c) In Section 3.1 of the Asset Agreements and Section 14(a) of the Frenchman’s Agreement, (x) the phrase “May 15, 2005” hereby is deleted in its entirety and replaced with “June 15, 2005”, (y) the phrase “upon (i) delivery of written notice to Seller within five (5) days prior to the originally scheduled Closing Date”, hereby is deleted in its entirety and replaced with “upon (i) delivery of written notice to Seller at least five (5) days prior to the originally scheduled Closing Date”, and (z) clause (ii) of the final sentence to such Sections is hereby deleted in its entirety and is replaced with the following phrase: “(ii) remittance to the Title Company of an additional One Million Dollars ($1,000,000) to be held and maintained by Title Company as additional Earnest Money in accordance with the terms of the Escrow Agreement and the additional Earnest Money together with the balance of the original Earnest Money shall be non-refundable, except as otherwise provided herein.”

II. Amendments to Escrow Agreement: BCM, Purchaser and Title Company hereby agree that clause (ii) of the first sentence to Section 2(c) the Escrow Agreement hereby is modified to provide that (x) if Purchaser has not previously exercised its option to extend the Closing Date pursuant to Section 3.1 of the Asset Agreements and Section 14(a) of the Frenchman’s Agreement, Escrow Agent shall deliver one-half of the Escrow Funds to Seller and one-half of the Escrow Funds to Purchaser and (y) if Purchaser previously shall have exercised its option to extend the Closing Date pursuant to Section 3.1 of the Asset Agreements and Section 14(a) of the Frenchman’s Agreement, Escrow Agent shall deliver the entirety of the Escrow Funds to Seller.

III. Miscellaneous Provisions: Except as modified hereby, all terms of the Agreements and Escrow Agreement shall remain in full force and effect and, as modified hereby, are hereby ratified and confirmed in all respects. This letter agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the State of New York, (iii) may not be changed orally, but only by a writing signed by all of the parties hereto, (iv) may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument and (v) may be executed by facsimile signatures.

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Very Truly Yours,

DIAMONDROCK HOSPITALITY COMPANY, a Maryland corporation

By:	/s/ Mark W. Brugger

Name:	Mark. W. Brugger
Title:	Chief Financial Officer and Executive Vice President

Agreed to and accepted as of this 6th day of May, 2005

BCM/CHI WORTHINGTON OWNER, L.P., a Delaware limited partnership

By:	BCM/CHI Worthington SPC, Inc., a Delaware corporation, its sole general partner

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BCM/CHI WORTHINGTON TENANT, INC., a Delaware corporation

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BCM/CHI ALPHARETTA OWNER, LLC, a Delaware limited liability company

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BCM/CHI ALPHARETTA TENANT, INC., a Delaware corporation

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BCM/CHI LAX OWNER, LLC, a Delaware limited liability company

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BCM/CHI LAX TENANT, INC., a Delaware corporation

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BCM/CHI CAYMAN ISLANDS, INC., a Cayman Islands corporation

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BCM/CHI FRENCHMAN’S REEF, INC., a US Virgin Islands corporation

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

BLACKACRE CAPITAL MANAGEMENT

By:	/s/ Jeffrey B. Citrin

Name:	Jeffrey B. Citrin
Title:	Vice President

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Brian A. Lobuts

Name:	Brian A. Lobuts
Title:	Vice President

cc:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661-3693

Attn: Nina B. Matis, Esq.

Fax: (312) 902-1061

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661-3693

Attn: Ferdianad J. Gallo, III, Esq.

Fax: (212) 940-8776

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10012

Attn: Steven D. Klein, Esq.

Fax: (212) 728-8111